                                                                      EXHIBIT 24


                   CERTIFIED COPY OF RESOLUTION ADOPTED AT THE
                  REGULAR MEETING OF THE BOARD OF DIRECTORS OF
                               AMEREN CORPORATION
                        HELD ON FRIDAY, FEBRUARY 13, 1998


         RESOLVED, that the proper officers and the directors of this Company be and hereby are authorized and directed to execute the 1997 Annual Report Form 10- K ("Form 10-K") and such amendments thereto as they may deem necessary or desirable; that the name of any officer or director of the Company required to sign such Form 10-K or any amendment thereto, may be signed by C. W. Mueller and/or Donald E. Brandt and/or James C. Thompson, and/or the duly appointed substitute thereof, pursuant to duly executed powers of attorney providing said named persons with, among other things, full power of substitution and revocation; and that the officers of this Company be and hereby are authorized and directed to file such Form 10-K and any amendments thereto with the Securities and Exchange Commission when executed by or on behalf of the proper officers and the directors of the Company.

                                             I hereby certify that the foregoing
                                    is a true and correct copy of resolution adopted at the regular meeting of the Board of Directors of Ameren Corporation, held pursuant to due notice on Friday, February 13, 1998 at the General Office Building of the Company, St. Louis, Missouri, and that such resolution is still in full force and effect.

                                    March 30, 1998



                                           /s/ James C. Thompson
                                                 Secretary


[CORPORATE SEAL]

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Donald E. Brandt hereby appoints Charles W. Mueller and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as Senior Vice President (Principal Accounting and Financial Officer) of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                        /s/ Donald E. Brandt (L.S.)
                                        ---------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Donald E. Brandt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                /s/ Barbara Lungwitz
                                         -----------------------------------
                                                   BARBARA LUNGWITZ
                                             NOTARY PUBLIC - NOTARY SEAL
                                                  STATE OF MISSOURI
                                                  CITY OF ST. LOUIS
                                         MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles W. Mueller hereby appoints Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as President (Principal Executive Officer) and a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                          /s/ C. W. Mueller (L.S.)
                                          ------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Charles W. Mueller, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned William E. Cornelius hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                            /s/ W. E. Cornelius (L.S.)
                                            --------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared William E. Cornelius, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Liddy hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                          /s/ Richard A. Liddy (L.S.)
                                          ---------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Liddy, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.


                                               /S/   BETTY J. OLSCHER
                                           --------------------------------
                                              NOTARY PUBLIC - NOTARY SEAL
                                                  STATE OF MISSOURI
                                                   ST. LOUIS COUNTY
                                           MY COMMISSION EXP. MAR. 14, 2001

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Paul L. Miller, Jr. hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                              /s/ Paul L. Miller, Jr. (L.S.)
                                              ------------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Paul L. Miller, Jr., known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Robert H. Quenon hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of March, 1998.

                                               /s/ Robert H. Quenon (L.S.)
                                               ---------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 11th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Robert H. Quenon, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Harvey Saligman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of March, 1998.

                                           /s/ Harvey Saligman (L.S.)
                                           --------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 11th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Harvey Saligman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Theresa M. White
                                           -----------------------------------
                                                     THERESA M. WHITE
                                            NOTARY PUBLIC - STATE OF MISSOURI
                                                     ST. LOUIS COUNTY
                                           MY COMMISSION EXPIRES AUG. 10, 2001

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Janet McAfee Weakley hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James
C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 11th day of March, 1998.

                                            /s/ Janet M. Weakley (L.S.)
                                            ---------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 11th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Janet McAfee Weakley, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                    /s/ Kathleen D. O'Reilly
                                              ----------------------------------
                                                      KATHLEEN D. O'REILLY
                                                  NOTARY PUBLIC - NOTARY SEAL
                                                      STATE OF MISSOURI
                                                      ST. LOUIS COUNTY
                                              MY COMMISSION EXPIRES JUNE 3, 2001

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Charles J. Schukai hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                               /s/ Charles J. Schukai (L.S.)
                                               -----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Charles J. Schukai, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned James W. Wogsland hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1998.

                                                  /s/ James W. Wogsland (L.S.)
                                                  ----------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

         On this 19th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared James W. Wogsland, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Gordon R. Lohman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 19th day of March, 1998.

                                         /s/ Gordon R. Lohman (L.S.)
                                         ---------------------------

STATE OF MISSOURI             )
                              )  SS.
CITY OF ST. LOUIS             )

              On this 19th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Gordon R. Lohman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                   /s/ Barbara Lungwitz
                                            -----------------------------------
                                                      BARBARA LUNGWITZ
                                                NOTARY PUBLIC - NOTARY SEAL
                                                     STATE OF MISSOURI
                                                     CITY OF ST. LOUIS
                                            MY COMMISSION EXPIRES SEPT. 2, 1999

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Clifford L. Greenwalt hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of March, 1998.

                                               /s/ C. L. Greenwalt (L.S.)
                                               --------------------------

STATE OF ILLINOIS                   )
                                    )  SS.
COUNTY OF SANGAMON                  )

         On this 16th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Clifford L. Greenwalt, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                              /s/ Janet K. Cooper
                                        --------------------------------
                                                "OFFICIAL SEAL"
                                                JANET K. COOPER
                                        NOTARY PUBLIC, STATE OF ILLINOIS
                                          MY COMMISSION EXPIRES 3/27/99

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Richard A. Lumpkin hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 23rd day of March, 1998.

                                             /s/ Richard A. Lumpkin (L.S.)
                                             -----------------------------

STATE OF ILLINOIS             )
                              )  SS.
COUNTY OF COLE                )

         On this 23rd day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Richard A. Lumpkin, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                             /s/ Renee Spitz
                                    ----------------------------------
                                              OFFICIAL SEAL
                                               RENEE SPITZ
                                      NOTARY PUBLIC STATE OF ILLINOIS
                                    MY COMMISSION EXPIRES OCT. 1, 2000

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS: That the undersigned Hanne M. Merriman hereby appoints Charles W. Mueller and/or Donald E. Brandt and/or James C. Thompson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned as a Director of Ameren Corporation to the 1997 Annual Report Form 10-K and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and, for the performance of the same acts, each with power to appoint in his place and stead and as his substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 18th day of March, 1998.

                                             /s/ Hanne M. Merriman (L.S.)
                                             ----------------------------

Commonwealth of Virginia            )
                                    )  SS.
County of Arlington                 )

         On this 18th day of March, 1998, before me, the undersigned Notary Public in and for said State, personally appeared Hanne M. Merriman, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that she executed the same as her free act and deed for the purposes therein stated.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

                                                    /S/ PATRICIA M. CRIGLER
                                             -----------------------------------
                                             MY COMMISSION EXPIRES NOV. 30, 2000


[SEAL]